SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the registrant {X}
Filed by a party other than the registrant { }

Check the appropriate box:
{ }  Preliminary proxy statement
{X}  Definitive proxy statement
{ }  Definitive additional materials
{ }  Soliciting material under Rule 14a-12
{ }  Confidential, for use of the Commission only
     (as permitted by Rule 14a-6(e)(2)

                              Sutron Corporation
_______________________________________________________________________________
                  (Name of Registrant as Specified in Charter)



_______________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

{X}  No fee required.

{ } Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

     __________________________________________________________________________

(2)  Aggregate number of securities to which transaction applies:

     __________________________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11.

     __________________________________________________________________________

(4)  Proposed maximum aggregate value of transaction:

     __________________________________________________________________________

(5)  Total fee paid:

     __________________________________________________________________________

{ }  Fee paid previously with preliminary materials:

     __________________________________________________________________________

{ } Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fees was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

     __________________________________________________________________________

(2)  Form, schedule or registration statement no.:

     __________________________________________________________________________

(3)  Filing party:

     __________________________________________________________________________

(4)  Date filed:

     __________________________________________________________________________



				  SUTRON CORPORATION
				21300 Ridgetop Circle
				Sterling, Virginia 20166
				    (703) 406-2800


			NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
				TO BE HELD ON MAY 12, 2004


To the Holders of Common Stock of Sutron Corporation,

	Notice is hereby given that the Annual Meeting of Shareholders of Sutron Corporation (the "Company") will be held at 21300 Ridgetop
Circle, Sterling, Virginia, on Wednesday, May 12, 2004, at 4:00 p.m., local time, for the following purposes:

	(i) To elect five directors to hold office until the next annual election of directors and until their successors shall have been duly elected and qualified;

	(ii) To approve the appointment of Thompson, Greenspon & Co., P.C. as independent public accountants for the year 2004; and

	(iii) To transact such other business as may properly come before the meeting and any adjournments thereof.

	Holders of shares of Common Stock of record at the close of business on Monday, March 22, 2004, are entitled to notice of and to vote at the meeting.

	A Proxy Statement and a Proxy for the meeting are enclosed herewith. We urge you to attend the 2004 Annual Shareholders Meeting. Your vote is important and we would appreciate the prompt return of your signed Proxy in the enclosed envelope. If you attend the meeting in person, you may, if you desire, revoke your Proxy and vote in person.


By Order of the Board of Directors,

/S/ Thomas N. Keefer

Thomas N. Keefer
Secretary



Sterling, Virginia
April 23, 2004
Enclosure

---------------------------------------------------------------------

					  SUTRON CORPORATION
					21300 Ridgetop Circle
					Sterling, Virginia 20166
					    (703) 406-2800


					PROXY STATEMENT

	The enclosed Proxy is solicited on behalf of the Board of Directors of Sutron Corporation (the "Company") for use at its Annual Meeting of Shareholders to be held on Wednesday, May 12, 2004 at 4:00 p.m., local time, and at any adjournments thereof. The purposes of the meeting are set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The meeting will be held at the principal executive offices of the Company, 21300 Ridgetop Circle, Sterling, Virginia 20166.

	After the enclosed Proxy is duly executed and returned, a shareholder may revoke the proxy at any time by written request that is received by the Secretary of the Company prior to the meeting or by voting in person at the meeting or by executing a later dated Proxy. The Proxy is in ballot form so that a specification may be made to vote for, or to withhold authority to vote for, the nominees for election as directors, or any of them, and to indicate whether the shareholder wishes to vote for or against, or abstain from voting upon the other proposal.

	The holders of shares of Common Stock of record at the close of business on Wednesday, March 22, 2004 are entitled to notice of and to vote at the meeting. On March 22, 2004, the Company had outstanding and entitled to vote 4,289,551 shares of Common Stock, and a majority of such shares, present or represented by proxy, will constitute a quorum. Each share of Common Stock entitles the holder to one vote on each matter to be voted upon at the meeting. Directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. The affirmative vote of a majority of the shares of Common Stock voting is required for the approval of the appointment of the independent public accountants. This Proxy Statement and the accompanying Proxy will first be mailed or given to shareholders on or about April 14, 2004.

PRINCIPAL SHAREHOLDERS

	The following table sets forth the names and addresses of all persons who beneficially owned, to the knowledge of the Company, more than 5% of the outstanding shares of the Company's Common Stock on March 22, 2004.

Name and Address of	Number of Shares		Percentage
Beneficial Owner		Beneficially Owned	of Class (1)

Kenneth W. Whitt			852,000(2)		19.9%
2714 W. Country Club Drive
Snowflake, Arizona 85937

Raul S. McQuivey, Ph.D.		865,186(3)		19.7%
11211 Lapham Drive
Oakton, Virginia 22121

Thomas N. Keefer, Ph.D.		540,775(4)		12.7%
Route #4, Box 403 B
Leesburg, Virginia  22075

Daniel W. Farrell			259,660(5)		7.1%
2799 Equus Court
Herndon, Virginia  22071


	(1)	As of March 22, 2004, the Company had 4,289,551 shares
 of common stock outstanding. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock, which that person could purchase by exercising outstanding options and options which will become exercisable within 60 days of March 22, 2004, are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

	(2)	The shares are owned by Kenneth W. Whitt and
Eva D. Whitt, Mr. Whitt's wife, as Joint Tenants with a Right of Survivorship; Mr. Whitt is deemed the beneficial owner of all the shares since Mr. Whitt shares voting power and investment power over such shares.

	(3)	Includes 749,586 shares owned by Dr. Raul S. McQuivey
 and Karen T. McQuivey, Dr. McQuivey's wife, as Joint Tenants with a Right of Survivorship; Dr. McQuivey is deemed the beneficial owner of such shares since Dr. McQuivey shares voting power and investment power over such shares.

	(4)	Includes 535,000 shares owned by Dr. Thomas N. Keefer and
Sally E. Keefer, Dr. Keefer's wife, as Joint Tenants with a Right of Survivorship; Dr. Keefer is deemed the beneficial owner of such shares since Dr. Keefer shares voting power and investment power over such shares.

	(5)	Includes 214,300 shares owned by Daniel W. Farrell and Jill
E. Farrell, Mr. Farrell's wife, as Joint Tenants with a Right of
Survivorship; Mr. Farrell is deemed the beneficial owner of such shares since Mr. Farrell shares voting power and investment power over such shares.


ELECTION OF DIRECTORS

	A board of five directors is to be elected at the 2004 Annual Shareholders Meeting. It is intended that the shares represented by the enclosed Proxy will be voted for the election of the five nominees for directors named in the Proxy unless such Proxy is marked to withhold authority. The term of office of each director will be until the next annual election of directors and until a successor is elected and qualified or until the director's earlier death, resignation or removal. All of the nominees have consented to serve if elected. In the event that any nominees for directors should be unavailable, which is not anticipated, the Board of Directors, in its discretion, may designate substitute nominees, in which event Proxies received by the Board of Directors will be voted for such substitute nominees.

INFORMATION ABOUT NOMINEES FOR DIRECTORS

	The following information with respect to each nominee has been furnished to the Company by the respective nominees for director.

	Raul S. McQuivey, Ph.D., age 65, has served as a Director since 1976, as President, Chief Executive Officer, and Chairman of the Board of Directors since January 1989, and as Chief Operational Officer since September 1980. Dr. McQuivey also served as Executive Vice President from September 1980 to January
1989, Treasurer of the Company from March 1983 to March 1984 and as Secretary from March 1983 until September 1989. Dr. McQuivey earned a B.S. in Civil Engineering from Utah State University in 1961, an
M.S. in Civil Engineering (Hydraulics) from Colorado State University in 1963, and a Ph.D. in Civil Engineering (Hydraulics, Hydrology and Fluid Mechanics) from Colorado State University in 1967. He is a Registered Professional Engineer.

	Thomas N. Keefer, Ph.D., age 59, has served as Vice President, and
as Director of the Company, since March 1981.   He joined the Company
in January 1977, as a Project Engineer and served as the Vice
President of the Water Resources and then the Integrated Systems Division
From 1981 to 1997.   Dr. Keefer has earned three degrees from Colorado
State University, a B.S. in Civil Engineering in 1967, an M.S. in
Civil Engineering (Hydraulics) in 1969, and a Ph.D. in Civil
Engineering (Hydraulics, Hydrology and Fluid Mechanics) in 1971. He is a Registered Professional Engineer.

	Daniel W. Farrell, age 51, has served as a Director since 1988 and as Vice President of the Company since March 2, 1984 and Secretary since September 1, 1989. Mr. Farrell joined the Company in September
1976 as a staff scientist. He was promoted to the position of Director of Engineering in August 1989. Mr. Farrell received a B.S. in Chemistry from Brigham Young University in 1976.

	Sidney C. Hooper, age 45, has served as Treasurer of the Company since May 14, 1993. Mr. Hooper joined the Company in August 1989 and was promoted to the position of Controller in January 1990. Prior to joining the Company, Mr. Hooper served as a Senior Accountant with Arthur Andersen & Company. Mr. Hooper received a B.S. in Accounting from Brigham Young University in 1983 and a Master of Accountancy from Brigham Young University in 1984.

	Robert F. Roberts, Jr., age 53, was the CEO, Chairman and Founder Concepts Automation from 1975 to 1995. Concepts Automation, a computer systems integrator, grew from a one-man operation to employing over 220 people in six offices. Federal and state government agencies and Fortune 1000 companies were the primary clients. Sales in 1995 were in excess of $100 million when the company was sold. Mr. Roberts has served as a Director for Colgan Airways, a regional commuter airline from 1990 to present, as a Principal for Foresight Funding that manages private investments in tax free bonds, real estate and corporate obligations from 1995 to present and as Chairman, Trustee of Wakefield School, a private school that offers a classical curriculum for grades Pre-K to 12 from 1990 to present. Mr. Roberts received an Associates degree in Business Management from Northern Virginia Community College.


MANAGEMENT OWNERSHIP OF COMMON STOCK

	Set forth below is information concerning stock ownership of each director and nominee, and all directors and officers of the Company as a group, as of March 22, 2004. The statements as to securities beneficially owned are, in each instance, based upon information furnished by each individual. As to the shares shown to be beneficially owned, the owner has sole investment and voting power, unless otherwise indicated.

Name of				Amount of
Beneficial Owner			Ownership	Percent of Class (1)

Raul S. McQuivey, Ph.D.		865,186	(2)	19.7%
Thomas N. Keefer, Ph.D.		543,775	(3)	12.7%
Daniel W. Farrell			309,820	(4)	 7.1%
Sidney C. Hooper			104,200	(5)	 2.4%
Robert F. Roberts, Jr.		 10,000		  .2%
All officers and directors
as a group (5 in number)    1,832,981		42.1%


(1) See Note 2 under "PRINCIPAL SHAREHOLDERS".
(2) See Note 3 under "PRINCIPAL SHAREHOLDERS".
(3) See Note 4 under "PRINCIPAL SHAREHOLDERS".
(4) See Note 4 under "PRINCIPAL SHAREHOLDERS".
(5) The shares are owned by Sidney C. Hooper and Malissa C.
Hooper, Mr. Hooper's wife, as Joint Tenants with a Right of
Survivorship; Mr. Hooper is deemed the beneficial owner of all the shares since Mr. Hooper shares voting power and investment power over such shares.

BOARD MEETINGS AND COMMITTEES

During the year December 31, 2003, the Board of Directors held three meetings. Each director attended all of the meetings of the Board. The Board does not have an audit committee or compensation committee. Due to the absence of an audit committee, the Company does not have an audit committee financial expert. The Company does believe that this is an important position that would provide great benefit but has not yet identified qualified individuals to serve in this capacity.

EXECUTIVE OFFICERS

	The Company currently has three executive officers. All three officers, Dr. Raul S. McQuivey, Daniel W. Farrell and Sidney C. Hooper also serve as directorsof the Company. Their offices and business experience are described herein under the heading "INFORMATION ABOUT NOMINEES FOR DIRECTORS."

	The term of office of all executive officers is until the next annual meeting of the Board of Directors or until the executive officer's earlier death , resignation or removal.

EXECUTIVE OFFICERS

	The following summary compensation table sets forth information concerning the annual and long-term compensation paid by us during the last three completed years to our chief executive officer, and the other most highly compensated executive officers whose total compensation for services in all capacities exceeded $100,000 during such year, whom we refer to as our "Named Executive Officers".


								Long Term Compensation
		Annual Compensation			Awards		Payouts
							Other	 Restricted			All
Name and						Annual Stock		LTIP	Other
Principal						Compen-Awards  Options/Payouts
Position		Year	Salary    Bonus	sation (1)	  SARs(#)	($)	($)(2)
Raul McQuivey	2003	$164,317							$3,148
CEO			2002	$164,317							$3,148
			2001	$156,475							$4,014



Daniel Farrell	2003	$136,377							$3,133
Vice President	2002	$136,377							$1,243
			2001	$132,401						      $2,457


Sidney Hooper	2003	$114,250							$4,519
Treasurer		2002	$114,250							$4,445
			2001	$105,951							$9,636






(1) As of December 31, 2003, Raul S. McQuivey was the beneficial owner of 865,186 shares of common stock with a market value of $562,371, Daniel W. Farrell was the beneficial owner of 309,820 shares of common stock with a market value of $301,383 and Sidney C. Hooper was the beneficial owner of 104,200 shares of common stock with a market value of $67,720.

(2)   All other compensation in 2003 consists of the following items:



 				Mr. McQuivey	Mr. Farrell		Mr. Hooper
Dollar value of auto
Allowance relating to
Personal use		$    0		$1,958		$4,164
Dollar value of term
life  insurance
premiums			 3,148		 1,175		   355
 Total			$3,148		$3,133		$4,519

        Option/SAR Grants in Last Fiscal Year

The following is a summary of certain information concerning stock options awared to Robert F. Roberts, Jr., a director, during the last fiscal year.



								Potential Realizable
								Value at Assumed
								Annual Rates of
							Stock Price	Alternative to (f)
							Appreciation for	and (g):
							Option Term	Grant Date Value

			Individual Grants
			Number of	% of Total
			Securities	Options/
			Underlying	SARs		   Exercise
			Options/	Granted to	   of Base
			SARs		Employees in   Price	   Expiration
Name			Granted (#)	Fiscal Year	   ($/Share)	Date	   5% ($)	10% ($)

Robert F.
Roberts,Jr.        10,000	 6%		    $.75       12/18/13     $9,572	$12,079


Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Value

	The Company's Named Officers did not exercise any stock options or freestanding stock appreciation rights (SARs) during the year 2003. Outstanding stock options or SARs at fiscal year end are shown below.



											  Value of
											  Unexercised
						     Number of Securities	  In-the-
						     Underlying Unexercised	  Money
		   Shares			     Options/SARs		  	  Options/SARs at FY-
		   Acquired on    Value 	at FY-End (#)		  End ($)
Name		   Exercise (#)  Realized($) Exercisable/Unexercisable  Exercisable/Unexercisable
   		      		C>
Raul McQuivey	-		-		115,600/88,000		   $2,200/$8,800
Daniel Farrell	-		-		58,200/72,000		   $1,800/$7,200
Sidney Hooper	-		-		64,200/96,000		   $2,400/$9,600

        Long-Term Incentive Plans - Awards in Last Fiscal Year

	The Company's Named Officers were not awarded long-term incentive plans during the year 2003.

Compensation of Directors

	The Company has no arrangement by which any of its officers are compensated for their services as directors and, therefore, Mr.
Farrell and Mr. Hooper and Drs. McQuivey and Keefer will not receive any additional remuneration for their services as directors. Mr. Roberts receives compensation of $1,000 for attending board meetings.

	The Company has no plan or arrangement which would result in any executive officer receiving compensation as a result of their resignation, retirement or any other termination of employment with the Company, or from a change in control of the Company or a change in responsibilities following a change in control of the Company.

Code of Ethics

	The Company has not adopted a Code of Ethics. A draft copy of a Code of Ethics will be presented to the directors at the next meeting of the Board of Directors.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

	Under the securities laws of the United States, the Company's directors and its executive officers are required to report ownership of the company's Common Stock and any changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and the Company is required to disclose in this proxy statement any failure to file by these dates during 2003. Robert F. Roberts, Jr. was subject to the reporting requirement of
Section 16(a) and was delinquent in filing a required report on Form 3.

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT
ACCOUNTANTS

	The Board of Directors has appointed Thompson, Greenspon & Co., as independent auditors of the Company for the year 2003. Thompson, Greenspon & Co. has certified the Company's financial statements for all years beginning with 1976. Representatives of Thompson, Greenspon & Co. will be present at the 2004 Annual Shareholders Meeting.

	Aggregate fees for professional services rendered to the Company by Thompson, Greenspon & Co. as of and for the years ended December 31, 2003 and 2002 are summarized in the table below.


				  2003		  2002
				  ----	        ----
Audit				$28,225		$26,108
Audit related		      0			0
Tax				  5,500		  5,250
All other				0			0
				  ----	        ----
Total				$33,725		$31,358
				=======		=======

	Audit fees for the years ended December 31, 2003 and 2002, respectively, were for professional services rendered for the audits of the financial statements of the Company, income tax provision procedures and assistance with review of documents filed with the SEC.

	Tax fees as of the years ended December 31, 2003 and 2002, respectively, were for services related to tax compliance, including the preparation of tax returns, tax planning and tax advice.

	The Company did not incur any fees for audit related work or for other services.

	The Board of Directors recommends a vote for ratification of the appointment of Thompson, Greenspon & Co. as independent auditors.


OTHER BUSINESS WHICH MAY COME BEFORE THE MEETING

	The enclosed Proxy confers upon the person or persons entitled to vote the shares represented thereby discretionary authority to vote such shares in accordance with their best judgment with respect to other business which may come before the 2004 Annual Shareholders
Meeting in addition to the scheduled items of business. As of the date of this Proxy Statement, the Board of Directors knows of no other business which will be presented for consideration at the 2004 Annual Shareholders Meeting.

SHAREHOLDERS PROPOSALS

	Any shareholder proposals intended to be presented at Sutrons next annual meeting of shareholders must be received by Sutron at its offices at 21300 Ridgetop Circle, Sterling, Virginia 20166, on or before December 8, 2004, for consideration for inclusion in the proxy material for such annual meeting of stockholders.


OTHER INFORMATION

	A copy of the Company's Annual Report for 2003, which includes financial statements and other information concerning the Company, is included with this Proxy material. Upon the written request by any shareholder entitled to vote at the 2004 Annual Shareholders Meeting, the Company will furnish that person without charge a copy of the Company's Form 10-KSB Annual Report for 2003 which is filed with the Securities and Exchange Commission, including the financial statements and schedules thereto, but excluding the exhibits thereto.

	The copy of the Form 10-KSB Annual Report will be accompanied by a list briefly describing all the exhibits not contained therein and will indicate that the Company will furnish a copy of any exhibit upon payment of a fee of $.20 per page. Requests should be addressed to Sidney C. Hooper, Treasurer, Sutron Corporation, 21300 Ridgetop Circle, Sterling, Virginia 20166.

	The Company will bear the cost of preparing this Proxy Statement and the other costs of soliciting Proxies for the 2004 Annual Shareholders Meeting. All solicitations will be made by mail. The Company does not intend to pay any compensation for this solicitation, but may reimburse brokers, and other persons holding stock in their names, for their expenses for sending Proxy material to principals and obtaining their Proxies.

	YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES
BY MARKING THE APPROPRIATE BOXES ON THE ENCLOSED
PROXY.  HOWEVER, IT IS NOT NECESSARY TO MARK ANY
 BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE
BOARD OF DIRECTORS' RECOMMENDATIONS; MERELY
SIGN, DATE AND RETURN THE PROXY IN THE ENCLOSED
ENVELOPE, POSTAGE FOR WHICH HAS BEEN PROVIDED.
THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU
SIGN AND RETURN THE ENCLOSED PROXY.  YOUR PROMPT
RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE
APPRECIATED.


By Order of the Board of Directors,

/s/ Thomas N. Keefer

Thomas N. Keefer
Secretary



April 23, 2004




PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

SUTRON CORPORATION

	The undersigned hereby appoints Thomas Keefer and Daniel Farrell proxies, each with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of stock of Sutron Corporation standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual Meeting of Stockholders of the Company to be held at 21300 Ridgetop Circle, Sterling, Virginia at 4:00 p.m. on May 12, 2004 or any adjournment thereof.

(Continued, and to be marked, dated and signed, on the other side)

------------------------------------------------------------------------------

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

1.	ELECTION OF DIRECTORS
	NOMINEES:	Daniel Farrell, Sidney Hooper, Thomas Keefer, Raul McQuivey
			Robert Roberts
(INSTRUCTION:	To withhold authority to vote for any individual nominee,
write that nominee's name in the space provided below.

For all nominees listed to the right (except as marked to the contrary) (  )

WITHHOLD AUTHORITY to vote for all nominees listed to the right. (  )

Ratification of Thompson, Greenspon & Co., P.C. as the independent certified public accountants of the corporation.

FOR	AGAINST	ABSTAIN
(  )	(   )		(   )

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer.
 If a partnership, please sign in partnership name by authorized person.

Dated:	________________________________________________2004
______________________________________________________
                                                (Signature)
______________________________________________________
                                     (Signature if held jointly)

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.